SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 22, 2001


                           BIOPOOL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-17714                    58-1729436
(State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)               File Number)              Identification No.)


                              370 Interlocken Blvd.
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                 (800) 944-4479
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Biopool International, Inc., d/b/a XTRANA Inc. (the "Registrant"), issued on March 22, 2001, announcing 2000 year-end and fourth quarter results. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

     Further reference is made to the press release of the Registrant issued on April 9, 2001, announcing that the Registrant entered into a settlement agreement with Agen Biomedical Ltd. with regard to a patent infringement lawsuit filed by Agen Biomedical against the Registrant on March 10, 2000. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements. None.

(b)  Pro Forma Financial Information. None.

(c)  Exhibits.

     Exhibit 99.1      Press Release of the  Registrant  dated
                       March 22, 2001, announcing 2000 year-end and fourth quarter results.

     Exhibit 99.2 Press Release of the Registrant dated April 9, 2001, announcing that the Registrant has entered into a settlement agreement with Agen Biomedical Ltd.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 9, 2001                               BIOPOOL INTERNATIONAL, INC.



                                           By:  /S/ TIMOTHY DAHLTORP
                                                -------------------------------
                                                Timothy Dahltorp
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE NUMBER

99.1     Press Release of the Registrant dated March 22, 2001,            5
         announcing 2000 year-end and fourth quarter results.

99.2     Press Release of the Registrant dated April 9, 2001,             8
         announcing that the Registrant has entered into a settlement agreement with Agen Biomedical Ltd.


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